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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)             October 15, 1997


                           JCP MASTER CREDIT CARD TRUST
                           (Issuer of the Certificates)

                               JCP RECEIVABLES, INC.
              (Exact name of registrant as specified in its charter)


            Delaware                   0-17270               75-2231415
   (State or other jurisdiction     (Commission             (IRS Employer
         of incorporation)          File Number)        Identification No.)

        5001 Spring Valley Road
        Dallas, Texas                                  75244
   (Address of principal executive offices)          (Zip Code)

   (Registrant's telephone number,
   including area code):                    (972)960-4611
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   Item 7. Financial Statements and Exhibits.
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   The following are filed as Exhibits to this Report:

        99.1 Monthly Certificateholders' Statement - Series B for the month ended September 30, 1997.

        99.2     Monthly Certificateholders' Statement - Series C
                 for the month ended September 30, 1997.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JCP RECEIVABLES, INC.

   Date:  October 15, 1997             By:     /s/Catherine A. Walther
                                               -----------------------
                                               Catherine A. Walther
                                               President
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                                 INDEX TO EXHIBITS
   Exhibit
   Number               Exhibit
   -------              -------
   99.1 Monthly Certificateholders' Statement - Series B for the month ended September 30, 1997.

   99.2 Monthly Certificateholders' Statement - Series C for the month ended September 30, 1997.